Exhibit 99.1

TP Flexible Income Fund, Inc.

Schedule of Investments

as of April 30, 2019

Portfolio Investment	Industry	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value
Senior Secured Loans - First Lien
California Pizza Kitchen, Inc.	Hotel, Gaming & Leisure	L+6.00% (8.49%)	8/23/2022	$342,125	$337,884	$331,013
CareerBuilder	Services: Consumer	L+6.75% (9.35%)	7/31/2023	369,112	346,072	358,408
Correct Care Solutions Group Holdings, LLC(1)	Healthcare & Pharmaceuticals	L+5.50% (7.98%)	10/1/2025	1,250,000	1,224,060	1,210,938
Deluxe Entertainment Services Group, Inc.	Services: Business	L+5.50% (8.08%)	2/28/2020	331,362	319,386	287,885
Flavors Holdings, Inc. Tranche B	Beverage, Food & Tobacco	L+5.75% (8.35%)	4/3/2020	98,438	93,066	92,758
GK Holdings, Inc.	Media: Broadcasting & Subscription	L+6.00% (8.60%)	1/20/2021	120,000	118,503	104,727
Global Tel*Link Corporation(2)	Telecommunications	L+4.25%	11/29/2025	500,000	498,750	502,290
GoWireless Holdings, Inc.	Retail	L+6.50% (9.00%)	12/22/2024	475,000	464,117	457,031
Help/Systems Holdings, Inc.	High Tech Industries	L+3.75% (6.23%)	3/29/2025	1,000,000	990,000	986,875
InfoGroup Inc.	Media: Advertising, Printing & Publishing	L+5.00% (7.80%)	4/3/2023	491,250	485,168	481,222
J.D. Power	Automotive	L+3.75% (6.23%)	9/7/2023	500,000	495,086	498,125
Keystone Acquisition Corp.(2)	Healthcare & Pharmaceuticals	L+5.25%	5/1/2024	750,000	738,750	735,473
LSF9 Atlantis Holdings, LLC	Retail	L+6.00% (8.47%)	5/1/2023	481,250	473,344	446,846
McAfee LLC	High Tech Industries	L+3.75% (6.23%)	9/30/2024	244,116	241,098	245,350
PGX Holdings, Inc.	Services: Consumer	L+5.25%	9/29/2020	750,000	739,337	723,750
Prospect Medical Holdings, Inc.	Healthcare & Pharmaceuticals	L+5.50% (8.06%)	2/22/2024	496,250	485,236	468,394
Quidditch Acquisition, Inc.	Beverage, Food & Tobacco	L+7.00% (9.49%)	3/21/2025	496,250	485,217	506,138
Rocket Software, Inc.(2)	High Tech Industries	L+4.25%	11/28/2025	750,000	751,853	753,750
SESAC Holdco II LLC(2)	Media: Diversified & Production	L+3.25%	2/23/2024	500,000	490,625	492,890
Sorenson Communications, LLC(2)	Services: Consumer	L+6.50%	4/29/2024	500,000	500,000	500,000
Strike, LLC	Energy: Oil & Gas	L+8.00% (10.59%)	11/30/2022	315,000	301,438	309,072
Survey Sampling International, LLC, Research Now Group, Inc.(2)	Services: Business	L+5.50%	12/20/2024	750,000	750,000	753,750
Transplace Holdings, Inc.(2)	Transportation: Cargo	L+3.75%	10/10/2024	500,000	502,500	500,628
Travel Leaders Group, LLC	Hotel, Gaming & Leisure	L+4.00% (6.48%)	1/25/2024	497,500	495,009	500,902
Vero Parent Inc (Sahara)	High Tech Industries	L+4.50% (7.00%)	8/16/2024	345,634	341,361	344,516
Wirepath LLC	Services: Business	L+4.00% (6.63%)	8/5/2024	493,771	490,101	487,609
				13,347,058	13,157,961	13,080,337
Senior Secured Loans - Second Lien
Encino Acquisition Partners Holdings, LLC	Energy: Oil & Gas	L+6.75% (9.23%)	10/29/2025	500,000	495,000	475,000
Flavors Holdings, Inc.	Beverage, Food & Tobacco	L+10.00% (12.60%)	10/3/2021	125,000	120,058	100,625
FullBeauty Brands Holding	Retail	L+9.00% (7.00%)	10/13/2023	250,000	9,457	7,645
GK Holdings, Inc.	Media: Broadcasting & Subscription	L+6.00% (8.60%)	1/21/2022	125,000	122,529	103,125
Inmar	Media: Advertising, Printing & Publishing	L+8.00% (10.60%)	5/1/2025	500,000	492,577	493,750
McAfee LLC	High Tech Industries	L+3.75% (6.23%)	9/29/2025	458,332	455,498	465,323
Neustar, Inc.	High Tech Industries	L+8.00% (10.50%)	8/8/2025	749,792	738,668	738,545
NPC International, Inc.	Hotel, Gaming & Leisure	L+7.50% (9.98%)	4/18/2025	500,000	497,521	382,500
Oxbow Carbon LLC	Energy: Oil & Gas	L+7.50% (10.00%)	1/4/2024	500,000	495,068	502,658
Patriot Container Corp.	Capital Equipment	L+7.75% (12.23%)	3/20/2026	500,000	490,103	483,750
				4,208,124	3,916,478	3,752,920
Senior Unsecured Bonds
Ace Cash Express, Inc.	Financial	12.00%	12/15/2022	450,000	444,787	421,875
				450,000	444,787	421,875
Subordinated Structured Notes(3)(4)
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	21.47%	7/15/2030	250,000	170,186	177,468
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	16.47%	1/22/2030	500,000	492,547	466,870
Galaxy XIX CLO, Ltd.	Structured Finance	15.04%	7/24/2030	250,000	171,010	129,223
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	15.02%	10/29/2036	250,000	188,810	150,953
Madison Park Funding XIII, Ltd.	Structured Finance	21.23%	4/22/2030	250,000	178,127	185,258
Madison Park Funding XIV, Ltd.	Structured Finance	16.31%	7/20/2026	250,000	188,575	184,317
Octagon Investment Partners XIV, Ltd.	Structured Finance	17.74%	7/16/2029	850,000	555,943	479,825
Octagon Investment Partners XXI, Ltd.	Structured Finance	17.19%	11/14/2026	300,000	218,614	211,907
Octagon Investment Partners 30, Ltd.	Structured Finance	15.72%	3/17/2030	475,000	456,031	410,282
OZLM XII, Ltd.	Structured Finance	12.50%	4/30/2027	275,000	220,148	173,755
Voya IM CLO 2013-1, Ltd.	Structured Finance	15.57%	10/15/2030	278,312	188,398	165,016
Voya CLO 2016-1, Ltd.	Structured Finance	20.80%	1/21/2031	250,000	218,053	223,609
THL Credit Wind River 2013-1 CLO, Ltd.	Structured Finance	15.33%	7/30/2030	325,000	246,368	202,293
				4,503,312	3,492,810	3,160,776
Equity/Other
ACON IWP Investors I, L.L.C.	Healthcare & Pharmaceuticals	N/A	N/A	$500,000	500,000	507,988
FullBeauty Brands Holding	High Tech Industries	N/A	N/A	239,130	239,130	-
				739,130	739,130	507,988

Total investments				$23,247,624	$21,751,166	$20,923,896

(1)	As of April 30, 2019, $500,000 of principal is unsettled therefore is not accruing interest.
(2)	As of April 30, 2019, the investment is unsettled therefore is not accruing interest.
(3)	The subordinated structured notes and preference/preferred shares are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.
(4)	All CLO subordinated notes are co-investments with other entities managed by an affiliate of the Adviser.

This presentation contains summaries of certain financial and statistical information about TP Flexible Income Fund, Inc. ( FLEX). The information contained in this presentation is summary information that is intended to be considered in the context of FLEX’s SEC filings and other public announcements that FLEX may make, by press release or otherwise, from time to time. FLEX undertakes no duty or obligation to update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FLEX as indicative of FLEX’s future results.

This presentation contains certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). FLEX uses these non-GAAP financial measures internally in analyzing financial results and believes that the presentation of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing FLEX’s financial results with other business development companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with FLEX’s consolidated financial statements prepared in accordance with GAAP.